UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2019
Keurig Dr Pepper Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
53 South Avenue, Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
781-418-7000
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	KDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

364-Day Credit Agreement

Keurig Dr Pepper Inc., a Delaware corporation (the “Company”), entered into a new credit agreement, dated as of May 29, 2019 (the “364-Day Credit Agreement”), among the Company, the banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which the Company obtained a $750,000,000 commitment. The proceeds of the 364-Day Credit Agreement may be used for general corporate purposes. The 364-Day Credit Agreement is unsecured.

The interest rate applicable to borrowings under the 364-Day Credit Agreement ranges from a rate equal to LIBOR plus a margin of 1.000% to 1.625% or a base rate plus a margin of 0.000% to 0.625%, depending on the rating of certain index debt of the Company. The 364-Day Credit Agreement will mature on May 27, 2020, subject to the Company’s option to extend the maturity date by one year so long as certain customary conditions are satisfied.

The 364-Day Credit Agreement contains customary representations and warranties for investment grade financings. The 364-Day Credit Agreement also contains (i) certain customary affirmative covenants, including those that impose certain reporting and/or performance obligations on the Company and its subsidiaries, (ii) certain customary negative covenants that generally limit, subject to various exceptions, the Company and its subsidiaries from taking certain actions, including, without limitation, incurring liens, consummating certain fundamental changes and entering into transactions with affiliates, (iii) a financial covenant in the form of a total net leverage ratio and (iv) customary events of default (including a change of control) for financings of this type.

The foregoing summary of the 364-Day Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 364-Day Credit Agreement, which is filed as Exhibit 10.1 hereto. The 364-Day Credit Agreement is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K under the caption “364-Day Credit Agreement” is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT
NUMBER	DESCRIPTION

10.1	Credit Agreement, dated as of May 29, 2019, among Keurig Dr Pepper Inc., the banks party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG DR PEPPER INC.
Date: May 29, 2019
	By:	/s/ James L. Baldwin
		Name:	James L. Baldwin
		Title:	Chief Legal Officer and General Counsel